Exhibit 99.3

The following social media posts by Synaptics Incorporated and Rahul Patel, the Chief Executive Officer of Synaptics Incorporated, were made available on June 25, 2026.

Corporate Social Posts

Corporate LinkedIn Post

We're excited to announce that Synaptics has entered into a definitive agreement to be acquired by onsemi, a global leader in intelligent power and sensing technology, with a strong position across AI data centers, industrial, and automotive applications.

The combination brings together Synaptics’ differentiated portfolio of Edge AI compute, connectivity, and human-machine interface solutions with onsemi’s leadership in intelligent power and sensing. Together, we will be able to offer customers integrated solutions and development platforms across every layer of the Edge AI stack, deepening customer engagement and expanding across a greater total addressable market.

For more information, read here: https://www.globenewswire.com/news-release/2026/06/25/3317941/0/en/onsemi-to-acquire-synaptics-to-enable-the-next-generation-of-intelligent-systems-for-physical-ai.html

LinkedIn Post for Rahul

Today is a historic day for Synaptics as we announced that we have entered into a definitive agreement to be acquired by onsemi.

This transaction marks an important step in accelerating Synaptics’ growth and leadership in Edge AI and Physical AI. Together with onsemi, we will combine Synaptics’ strengths in AI-native compute, connectivity, and human-machine interface with onsemi’s leadership in intelligent power and sensing to offer customers integrated solutions and development platforms across every layer of the Edge AI stack, deepening customer engagement and expanding across a greater total addressable market.

This is an incredibly exciting step forward for Synaptics, and I’m so proud of the #OneSynaptics team that has made this moment possible through their commitment and hard work! Excited for what comes next for Synaptics.

Learn more here: https://www.globenewswire.com/news-release/2026/06/25/3317941/0/en/onsemi-to-acquire-synaptics-to-enable-the-next-generation-of-intelligent-systems-for-physical-ai.html

Corporate Instagram Post

We're excited to announce that Synaptics has entered into a definitive agreement to be acquired by onsemi.

 Together, we will be able to offer customers integrated solutions and development platforms across every layer of the Edge AI stack, deepening customer engagement and expanding across a greater total addressable market.

We look forward to joining the @onsemi team as we accelerate our growth and leadership in Edge AI and Physical AI.

Learn more at the link in our bio.

Corporate X Post

We're excited to announce that Synaptics has entered into a definitive agreement to be acquired by @onsemi. We look forward to joining the onsemi team as we accelerate our growth and leadership in Edge AI and Physical AI.

Learn more here: https://www.globenewswire.com/news-release/2026/06/25/3317941/0/en/onsemi-to-acquire-synaptics-to-enable-the-next-generation-of-intelligent-systems-for-physical-ai.html

Corporate WeChat Post

Synaptics has entered into a definitive agreement to be acquired by onsemi

We're excited to announce that Synaptics has entered into a definitive agreement to be acquired by onsemi, a global leader in intelligent power and sensing technology, with a strong position across AI data centers, industrial, and automotive applications.

The combination brings together Synaptics’ differentiated portfolio of Edge AI compute, connectivity, and human-machine interface solutions with onsemi’s leadership in intelligent power and sensing. Together, we will be able to offer customers integrated solutions and development platforms across every layer of the Edge AI stack, deepening customer engagement and expanding across a greater total addressable market.

Learn more here: https://www.globenewswire.com/news-release/2026/06/25/3317941/0/en/onsemi-to-acquire-synaptics-to-enable-the-next-generation-of-intelligent-systems-for-physical-ai.html

Corporate Facebook Post

We're excited to announce that Synaptics has entered into a definitive agreement to be acquired by onsemi, a global leader in intelligent power and sensing technology, with a strong position across AI data centers, industrial, and automotive applications.

The combination brings together Synaptics’ differentiated portfolio of Edge AI compute, connectivity, and human-machine interface solutions with onsemi’s leadership in intelligent power and sensing. Together, we will be able to offer customers integrated solutions and development platforms across every layer of the Edge AI stack, deepening customer engagement and expanding across a greater total addressable market.

Learn more: https://www.globenewswire.com/news-release/2026/06/25/3317941/0/en/onsemi-to-acquire-synaptics-to-enable-the-next-generation-of-intelligent-systems-for-physical-ai.html

#EdgeAI #PhysicalAI #IndustrialIoT #Robotics #ArtificialIntelligence

Corporate Weibo Post

We're excited to announce that Synaptics has entered into a definitive agreement to be acquired by onsemi.

The combination brings together Synaptics’ differentiated portfolio of Edge AI compute, connectivity, and human-machine interface solutions with onsemi’s leadership in intelligent power and sensing. Together, we will be able to offer customers integrated solutions and development platforms across every layer of the Edge AI stack, deepening customer engagement and expanding across a greater total addressable market.

Learn more: https://www.globenewswire.com/news-release/2026/06/25/3317941/0/en/onsemi-to-acquire-synaptics-to-enable-the-next-generation-of-intelligent-systems-for-physical-ai.html